                                                              September 23, 1997


BT Alex. Brown Incorporated
One South Street
Baltimore, Maryland  21202-3220

Dear Ladies and Gentlemen:

         National Endowment for Financial Education ("NEFE") has entered into an agreement for the sale of assets and related business operations of the College for Financial Planning and certain related entities to Apollo Group, Inc. ("Apollo") for $35 million in cash and securities, the securities portion of which will consist of 444,953 shares of Apollo Class A Common Stock delivered to NEFE (the "Shares"). In this connection, Apollo has filed with the Securities and Exchange Commission (the "Commission") a copy of the Asset Purchase Agreement dated August 21, 1997, as amended (the "Agreement").

         Pursuant to the Agreement, it is expected that the acquisition transaction will close and NEFE will receive the Shares on or about September 23, 1997. The Agreement also provides that on the date of the closing of the acquisition transaction (the "First Closing") a shelf registration statement on Form S-3 (the "Registration Statement") with respect to the Shares will be declared effective. NEFE warrants and represents that upon the First Closing, it will have good and marketable title to the Shares, free and clear of all liens, claims and encumbrances.

         This will confirm that subject to the provisions of this letter, BT Alex. Brown Incorporated ("BT Alex. Brown") has agreed to buy, as principal, the Shares from NEFE at the time of the Second Closing (as defined below), and NEFE has agreed to sell the Shares to BT Alex. Brown at the time of the Second Closing (as defined below). The purchase price shall be the Share Determination Price, on the date of the First Closing, as described in Section 1.3(b)(ii) of the Agreement. BT Alex. Brown's agreement to purchase the Shares is subject to the following:

         1) The Registration Statement shall be declared effective, and BT Alex. Brown shall be advised of such fact, on or before the Second Closing (as defined below);

         2) The closing date for the purchase of the Shares by BT Alex. Brown, (the "Second Closing") will be the third business day after the day that both
(i) the Registration Statement shall have been declared effective by the Commission and (ii) the First Closing, in which NEFE shall have received the Shares, shall have occurred (e.g., if such effectiveness and the First Closing occur on September 23, 1997, then the Second Closing shall occur on September 26, 1997);

         3) On or before the effectiveness of this letter, Apollo and NEFE, respectively, will have executed the letters regarding indemnity and other matters that are attached hereto as Exhibits A and B, respectively, and shall have delivered such letter to BT Alex. Brown;

         4) BT Alex. Brown may terminate its obligation to purchase the Shares by providing written notice to NEFE, prior to the Second Closing, if any of the following has occurred:

(i) since the respective dates as of which information is given in the Registration Statement and the accompanying prospectus, any material adverse change in or affecting the condition, financial or otherwise, of Apollo or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of Apollo; (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or material and adverse change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or material and adverse change on the financial markets of the United States would, in BT Alex. Brown's reasonable judgment, make it impracticable to market the Shares or to enforce contracts for the sale of the Shares; (iii) suspension of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange; (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in BT Alex. Brown's reasonable opinion materially and adversely affects the business or operations of Apollo taken as a whole; (v) declaration of a banking moratorium by United States or New York State authorities; (vi) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the accompanying prospectus, or of the institution of any proceedings for that purpose; or (vii) the suspension of trading for more than one hour of Apollo's common stock by the NASDAQ Stock Market, the Commission or any other governmental authority.

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return one copy.

                                      Very truly yours,

                                      National Endowment for Financial Education




                                      ------------------------------------------
                                      William L. Anthes
                                      President

Acknowledged and Agreed:

BT Alex. Brown Incorporated




------------------------------------------

By:
    --------------------------------------

Its: Managing Director

                       EXHIBIT A--APOLLO INDEMNITY LETTER

                                                                          APOLLO




                                                     September 23, 1997




BT Alex. Brown Incorporated
One South Street
Baltimore, Maryland 21202-3220

Ladies and Gentlemen:

         Apollo Group, Inc. (the "Company") has filed a registration statement on Form S-3 (the "Registration Statement") relating to the resale of 444,953 shares of the Class A Common Stock of the Company (the "Shares"). The Shares will be issued by the Company directly to the National Endowment for Financial Education (the "Selling Shareholder"), and may be offered for sale through BT Alex. Brown Incorporated ("BT Alex. Brown").

         The Registration Statement includes a prospectus (the "Prospectus") meeting the requirements of the Securities Act of 1933 (the "Act"). Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein and any amendments and supplements thereon.

         The Company represents, warrants and covenants:

         a) The Registration Statement with respect to the Shares has been prepared in conformity with the requirements of the Act and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission;

         b) The Registration Statement and the Prospectus comply or will comply in all material respects, as the case may be, to the requirements of, the Act and the Rules and Regulations. The documents incorporated by reference in the Prospectus, at the time they were filed with the Commission conformed at the time of filing, in all material respects to the requirements of the Securities Exchange Act of 1934 or the Act, as applicable, and the Rules and

Regulations of the Commission thereunder. The Registration Statement and any amendment thereto, does not contain and will not contain, as the case may be, any untrue statement of a material fact and does not omit nor will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and any amendments and supplements thereto does not contain and will not contain, as the case may be, any untrue statement of a material fact and does not omit nor will not omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the Company will not be liable in any case to the extent that any such claim, loss, damage or liability arises out of or is based upon any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Shareholder or BT Alex. Brown specifically for inclusion therein (or specifically for inclusion in any document incorporated therein by reference); and

         c) The Company will advise BT Alex. Brown promptly: (i) of any request of the Commission for amendment to the Registration Statement or for supplement to the Prospectus or for any additional information and (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus, or of the institution of any proceedings for that purpose.

         The Company agrees to indemnify and hold harmless BT Alex. Brown and each person, if any, who controls BT Alex. Brown within the meaning of the Act against any losses, claims, damages or liabilities to which BT Alex. Brown or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and will reimburse BT Alex. Brown and each such controlling person for any legal or other expenses reasonably incurred by BT Alex. Brown or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding and expenses reasonably incurred in responding to a subpoena or governmental inquiry whether or not BT Alex. Brown or such controlling person is a party to any action or proceeding; provided, however, that the Company will not be liable in such case to the extent that any such loss, claim, damage or liability arises or is based upon 1) any sale of Shares to any person by BT Alex. Brown if BT Alex. Brown failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and that the untrue statement or alleged untrue statement of a material fact was corrected in the Prospectus, or 2) any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Shareholder or BT Alex. Brown specifically for inclusion therein (or specifically for inclusion in any document incorporated therein by reference). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Agreement, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party"). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent it shall wish, jointly with any other indemnifying party, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

         If the indemnification provided for herein is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and BT Alex. Brown on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and BT Alex. Brown on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and BT Alex. Brown on the other shall be deemed to be in the same proportion as the total net proceeds from the offering received by the Company bear to the total commissions and other compensation received by BT Alex. Brown. The relative fault shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The parties agree that it would not be just and equitable if contributions pursuant to this Agreement were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Agreement, BT Alex. Brown shall not be required to contribute any amount in excess of the commissions and other compensation applicable to the Shares sold through BT Alex. Brown. In addition, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         In any proceeding relating to the Registration Statement, the Prospectus or any supplement or amendment thereto, each party against whom indemnification or contribution may be sought hereunder hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party.

                                        Very truly yours,

                                        APOLLO GROUP, INC.


                                        By:
                                            --------------------------
                                        Title:
                                               -----------------------

Accepted and Agreed

BT Alex. Brown Incorporated


By:
    -------------------------------

                        EXHIBIT B--NEFE INDEMNITY LETTER

                   NATIONAL ENDOWMENT FOR FINANCIAL EDUCATION
                            4695 South Monaco Street
                           Denver, Colorado 80237-3403




                                                         September 23, 1997




BT Alex. Brown Incorporated
One South Street
Baltimore, Maryland 21202-3220

Ladies and Gentlemen:

         Apollo Group, Inc. (the "Company") has filed a registration statement on Form S-3 (the "Registration Statement") relating to the resale of 444,953 shares of the Class A Common Stock of the Company (the "Shares"). The Shares will be issued by the Company directly to the National Endowment for Financial Education (the "Selling Shareholder"), and may be offered for sale through BT Alex. Brown Incorporated ("BT Alex. Brown").

         The Registration Statement includes a prospectus (the "Prospectus") meeting the requirements of the Securities Act of 1933 (the "Act"). Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein and any amendments and supplements thereon.

         NEFE agrees to indemnify and hold harmless BT Alex. Brown and each person, if any, who controls BT Alex. Brown within the meaning of the Act against any losses, claims, damages or liabilities to which BT Alex. Brown or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, but only to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished to Apollo by or on behalf of the Selling Shareholder specifically for inclusion therein (or specifically for inclusion in any document incorporated therein by reference), and will reimburse BT Alex. Brown and each such controlling person for any legal or other expenses reasonably incurred by BT Alex. Brown or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding and expenses reasonably incurred in responding to a subpoena or governmental inquiry whether or not BT Alex. Brown or such controlling person is a party to any action or proceeding; provided, however, that the Company will not be liable in such case to the extent that any such loss, claim, damage or liability arises or is based upon any sale of Shares to any person by BT Alex. Brown if BT Alex. Brown failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and that the untrue statement or alleged untrue statement of a material fact was corrected in the Prospectus.

         In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Agreement, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party"). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent it shall wish, jointly with any other indemnifying party, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

         If the indemnification provided for herein is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by NEFE on the one hand and BT Alex.

Brown on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of NEFE on the one hand and BT Alex. Brown on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by NEFE on the one hand and BT Alex. Brown on the other shall be deemed to be in the same proportion as the total net proceeds from the offering received by NEFE bear to the total commissions and other compensation received by BT Alex. Brown. The relative fault shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The parties agree that it would not be just and equitable if contributions pursuant to this Agreement were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Agreement, BT Alex. Brown shall not be required to contribute any amount in excess of the commissions and other compensation applicable to the Shares sold through BT Alex. Brown. In addition, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         In any proceeding relating to the Registration Statement, the Prospectus or any supplement or amendment thereto, each party against whom indemnification or contribution may be sought hereunder hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party.

                                        Very truly yours,

                                        NATIONAL ENDOWMENT FOR FINANCIAL
                                        EDUCATION


                                        By:
                                            ------------------------------------
                                        Title:  William L. Anthes, its President

Accepted and Agreed

BT Alex. Brown Incorporated


By:



                                        3